SUBSEQUENT EVENTS	12 Months Ended
Jun. 30, 2011
Subsequent Events [Abstract]
SUBSEQUENT EVENT

14. SUBSEQUENT EVENTS

On July 18, 2011, 150,000 Kimber stock options with an exercise price of $2.40 expired.

On July 26, 2011, Kimber announced the closing of a bought deal private placement. Kimber issued 5,060,000 common shares at a price of $1.60 per share for gross proceeds of $8,096,000. The underwriters were paid a cash commission of 6.5% of the gross proceeds. The net proceeds of the offering will be used for exploration and development of the Monterde property.

On September 24, 2011, 1,997,459 Kimber warrants with an exercise price of $1.80 expired.